Exhibit 99.2

News Release	News Release

MAGNUM HUNTER RESOURCES ANNOUNCES CLOSING OF
NEW $250 MILLION SENIOR SECURED REVOLVING CREDIT FACILITY

FOR IMMEDIATE RELEASE – Houston – (Market Wire) – April 13, 2011 – Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE Amex: MHR-PrC and MHR-PrD) (the “Company” or “Magnum Hunter”) announced today that the Company has closed on a new $250 million five-year term senior secured revolving credit facility (the “New Bank Facility”). The new borrowing base (the “New Borrowing Base”) has been established at $145 million. The initial borrowing base has been set at $120 million upon the completion of the Company’s acquisition of NGAS Resources, Inc. (NASDAQ: NGAS) (“NGAS”), which is closing today. The borrowing base shall increase to the New Borrowing Base level of $145 million upon the closing of the Company’s acquisition of Williston Basin focused NuLoch Resources, Inc. (TSX-V: NLR) (PINKSHEETS: NULCF) (“NuLoch”), which is expected to occur on or about April 29, 2011. Borrowings under the New Bank Facility will be used for general corporate purposes, including development of existing oil & gas properties.

The New Bank Facility provides for a semi-annual redetermination of the borrowing base, which is based on the value assigned to the Company’s proved crude oil and natural gas reserves as determined by third party engineering consultants. The New Borrowing Base has been established based upon the proved reserve values as of December 31, 2010 from a combination of NGAS’s, NuLoch’s, and the Company’s total proved reserves. Based on values assigned to crude oil and natural gas properties which may be either acquired or drilled over time, the Company’s borrowing base may increase up to the maximum $250 million commitment level. The New Bank Facility replaces Magnum Hunter’s $150 million three-year term secured revolving credit facility, which had a borrowing base of $71.5 million. The New Bank Facility also provides for an interest rate margin ranging from LIBOR plus 2.25% to LIBOR plus 3.25% depending on the level of outstanding borrowings at any given time under the New Bank Facility, which is a lower cost of funds than the prior senior bank facility.

Bank of Montreal serves as the “Administrative Agent” under the facility, with Capital One, N.A. serving as “Syndication Agent,” Amegy Bank National Association, KeyBank National Association and UBS Securities LLC serving as “Co-Documentation Agents” and BMO Capital Markets serving as Lead Arranger and Sole Bookrunner. New participating banks that have been added to the facility are Citibank, N.A., Credit Suisse AG, Deutsche Bank Trust Company Americas, and Union Bank, N.A.

Management Comments

Mr. Ronald D. Ormand, Executive Vice President and Chief Financial Officer of Magnum Hunter, commented, “Our Company’s new bank facility validates the incremental asset value that has been created from a combination of our acquisition and drilling efforts. The Company’s previously announced fiscal year 2011 drilling and development capital expenditure budget of $150 million is expected to increase by a minimum of $80 million as a result of the NGAS and NuLoch transactions. The 2011 capital budget will be funded using a combination of the following sources: (i) liquidity from undrawn borrowings under the new bank facility including cash; (ii) increased cash flows from operating activities; (iii) divestitures of non-strategic assets; (iv) non-recourse debt and/or equity financing for the future development costs associated with the Eureka Hunter pipeline gathering system and processing facility; and (v) continued issuance of the Company’s Series “D” non-convertible perpetual preferred stock under the Company’s “At-The-Market” sales program under our existing shelf registration statement. Magnum Hunter has no plans to issue additional common equity in fiscal 2011. We appreciate the continued support of our existing bank group and we welcome the addition of four new banks to the syndicate which include Citibank, Credit Suisse, Deutsche Bank, and Union Bank.”

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation is an independent oil and gas company engaged in the acquisition, development and production of oil and natural gas, primarily in the states of West Virginia, North Dakota, and Texas. The Company is presently active in three of the most prolific shale resource plays in the United States, namely the Marcellus Shale, Eagle Ford Shale and Williston Basin/Bakken Shale.

For more information, please view our website at http://www.magnumhunterresources.com/

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, its oil and gas reserve estimates, its ability to successfully and economically explore for and develop oil and gas resources, its exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in the Company’s business or industry, the Company’s future results of operations, its liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to the Company’s pending acquisition of NuLoch Resources Inc. (“NuLoch”), forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; the benefits of such transaction and its impact on the Company’s business; and any statements of assumptions underlying any of the foregoing.  In addition, if and when the proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology.  These forward-looking statements are subject to numerous assumptions, risks, and uncertainties.  Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices the Company receives for its oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of the Company’s properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of the Company’s oil and natural gas reserves; the Company’s ability to increase its production and oil and natural gas income through exploration and development; the Company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in the Company’s drilling plans and related budgets; and the adequacy of the Company’s capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

With respect to the Company’s pending acquisition, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that the proposed transaction will not be consummated; failure to satisfy any of the conditions to the proposed transaction, such as in the case of the NuLoch transaction the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s stockholders and the Court of Queen’s Bench of Alberta; adverse effects on the market price of the Company’s common stock or on its operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; negative effects of announcement or consummation of the proposed transaction on the market price of the Company’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors.  These factors are in addition to the risks described in the Company’s public filings made from time to time with the Securities and Exchange Commission.  Most of these factors are difficult to anticipate and beyond the Company’s control.  Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements.  Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise.  The Company urges readers to review and consider disclosures it make in its public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to its business, including its Annual Report on Form 10-K for the year ended December 31, 2010, as amended.  All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

Additional Information About the Proposed NuLoch Transaction

In connection with the proposed NuLoch transaction, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement has been mailed to the Company’s stockholders seeking their approval of the issuance of the Company shares as consideration for the proposed transaction, including the Company shares issuable upon exchange of certain exchangeable shares that may be issued in connection with the transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations. In addition, the definitive proxy statement and other relevant materials filed with the SEC are available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the Company’s definitive proxy statement for the transaction, which was filed with the SEC on April 1, 2011.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company shares and the exchangeable shares to be issued in the proposed transaction in exchange for NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The arrangement agreement for the transaction contemplates that the issuance of the Company shares upon exchange of the exchangeable shares will be registered under the Securities Act.

Magnum Hunter Contact:	M. Bradley Davis
Senior Vice President of Capital Markets
bdavis@magnumhunterresources.com
(832) 203-4545